Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF
2002

In connection with the Quarterly Report of U.S. Gold
Corporation (the "Company") on Form 10-QSB for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the
"Report"), I, William W. Reid, President, Chief
Executive Officer and Chairman of the Board of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley
Act of 2002, that:

(1)  The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of
1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William W. Reid
President, Chief Executive Officer and Chairman of the
Board